SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



   Date of Report (Date of earliest event reported) January 24, 2002
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                      Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
           (Address of principal executive offices)             (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

     ______________________________________________________
  (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Petrol Rem, Inc., a subsidiary of BICO, Inc., announced today that it recently entered into a two-year exclusive agreement granting to Belgian-based Clean World Solutions master distributor rights to all of Petrol Rem's oil spill absorption and bioremediation products throughout
          Europe. The initial order of $110,000 required by the agreement, has already been made by Clean
          World Solutions,

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  January 24, 2002



     BICO SUBSIDIARY PETROL REM SIGNS EUROPEAN MASTER
                        DISTRIBUTOR


     Pittsburgh, PA - January 24, 2002 - Petrol Rem,  Inc.,
a  subsidiary  of BICO, Inc. (OTCBB:BIKO), announced  today
that   it   recently  entered  into  a  two-year  exclusive
agreement granting to Belgian-based Clean World Solutions master distributor rights to all of Petrol Rem's oil spill absorption and bioremediation products throughout Europe.

     The   initial  order  of  $110,000  required  by   the
agreement, has already been made by Clean World Solutions.

     Dirk  Volders,  principal of  Clean  World  Solutions,
said,  "Petrol Rem's outstanding and effective natural  oil
spill   absorption  and  bioremediation  products  are   an
exciting  addition to our product line.  In BioSok  product
alone, we project approximately $700,000 USD in revenue for
2002,   and   we   look  forward  to  a  long,   prosperous
relationship with Petrol Rem."

     "We  are  extremely enthused about this  venture  with
Clean  World Solutions because of their commitment  to  the
environment  and  the  leadership  provided  by  Mr.   Dirk
Volders,"  said  Petrol Rem president and  CEO,  Pascal  M.
Nardelli.

     Clean World Solutions will operate under the agreement through its recently formed division called Petrol Rem
Europe, which officially launched sales and marketing efforts for the BioSok this month at the Dusseldorf, Germany Boat Show, one of the largest in the world.
Launching of sales and marketing for Petrol Rem's PRP product is scheduled for Mid-March at the International
Maritime Organization's Third R & D Forum on High - density
Oil Spill Response in Brest, France.

     Clean  World  Solutions plans to grant  exclusive  sub
distributor  agreements  in each country  included  in  the
Master   Distributor  Agreement.   Companies  in   Germany,
Belgium, and Luxemburg have already signed an agreement and
purchased  product  while  concrete  negotiations  are   in
progress with entities in France, Italy, Norway, and Poland.

       PRP, Petrol Rem's base product is sprayed as a loose
powder on open water spills and bonds immediately with  the
oil  preventing  the  pollution  from  sinking  or  further
contaminating wildlife and vegetation.   PRP  is  contained
in the BioSok and BioBoom products. BioSok is used in boat bilges and the BioBoom is used to solve a variety of hydrocarbon problems. Effective on all hydrocarbons, all of the products absorb and biodegrade the oil, then biodegrade themselves.

     Nearly   two   years   old,  Clean  World   Solutions'
(www.cleanworldsolutions.com) mission is to help provide  a
cleaner   world  and  concentrates  its  product  line   to
accomplish that mission.

     BICO,  Incorporated  has  its  corporate  offices   in
Pittsburgh,  PA  and  is involved in  the  development  and
manufacture   of   biomedical  devices  and   environmental
solutions.    Subsidiary   Petrol   Rem,   Inc.,   is   the
environmental arm of BICO.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com; http://www.petrolrem.com/